EXHIBIT 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

BRESLER & REINER, INC. (OTC: BRER) ANNOUNCES FILING OF FORM 15

June 19, 2008 Rockville Maryland — Bresler & Reiner, Inc. (BRER) today announced that it has decided to accelerate the previously announced filing of Form 15 with the Securities and Exchange Commission from June 25, 2008 to June 19, 2008.